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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 30, 1998


                        Capital Senior Living Corporation
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             (Exact name of registrant as specified in its charter)



           Delaware                         1-17445              75-2678809
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(State or other jurisdiction of        (Commission File        (IRS Employer
        incorporation)                     Number            Identification No.)


14160 Dallas Parkway, Suite 300, Dallas, Texas                        75240
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  (Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:           (972) 770-5600


                                (Not Applicable)
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(Former name or former address, if changed since last report)



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Item 2.  Acquisition or Disposition of Assets
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         On  September  30,  1998,   Capital  Senior  Living   Corporation  (the
"Company"),   through  Capital  Senior  Living   Properties  2  -  NHPCT,   Inc.
("Purchaser"), an indirect wholly-owned subsidiary, completed the acquisition of four senior living communities from NHP Retirement Housing Partners I Limited Partnership ("NHP") for cash consideration of $40,650,000, pursuant to the terms of the Asset Purchase Agreement, attached hereto as Exhibit 2.1, dated as of July 24, 1998, by and between NHP and Capital Senior Living Properties, Inc. The funds for the transaction were provided from working capital of the Company and from the proceeds of a loan pursuant to the terms of the Loan Agreement, attached hereto as Exhibit 2.3, dated as of September 30, 1998, by and between Purchaser and Lehman Brothers Holdings Inc. d/b/a Lehman Capital, a division of Lehman Brothers Holdings Inc.

         The senior living communities acquired by the Company are The Atrium of Carmichael in Carmichael, California; Crosswoods Oaks in Citrus Heights, California; The Heatherwood in Southfield, Michigan; and The Veranda Club in Boca Raton, Florida. Capital Senior Living, Inc. ("CSL"), a subsidiary of the Company, has operated these communities under a long-term management contract since 1992. The purchase price for the properties was determined by independent appraisal. Personnel working at the property sites and certain home office personnel who perform services for NHP are employees of CSL. NHP reimburses CSL for the salaries, related benefits, and overhead reimbursements of such personnel. Capital Realty Group Brokerage, Inc., a company wholly-owned by Messrs. Jeffrey L. Beck and James A. Stroud, the Chief Executive and Chief Operating Officers of the Company, respectively, received a brokerage fee of $1,219,500 related to this transaction, which was paid by NHP.

Item 7.   Financial Statements and Exhibits
-------------------------------------------

(a)      Financial Statements of business acquired.

                  The financial statements required are not included in this Form 8-K Current Report, but will be filed not later than seventy-five days after the date of this Form 8-K Current Report.

(b)      Pro forma financial information.

                  The pro forma financial statements required are not included in this Form 8-K Current Report, but will be filed not later than seventy-five days after the date of this Form 8-K Current Report.

(c)      Exhibits.

         2.1      Asset  Purchase Agreement, dated  as of July  24, 1998, by and
                  between  Capital  Senior   Living  Properties,  Inc.  and  NHP
                  Retirement Housing Partners I Limited Partnership.

         2.2      Assignment  and   Amendment   to  Asset  Purchase   Agreement,
                  effective  as  of  September  29,  1998,   by  and  among  NHP
                  Retirement Housing Partners I Limited


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                  Partnership,  Capital  Senior  Living  Properties,  Inc.,  and
                  Capital Senior Living Properties 2 - NHPCT, Inc.

         2.3 Loan Agreement, dated as of September 30, 1998, by and between Capital Senior Living Properties 2 - NHPCT, Inc. and Lehman Brothers Holdings Inc. d/b/a Lehman Capital, a division of Lehman Brothers Holdings Inc.

         99.1     Press Release, dated October 5, 1998.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CAPITAL SENIOR LIVING CORPORATION
                                  (Registrant)


Date:    October 15, 1998


                                  By:      /s/ Lawrence A. Cohen
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                                           Lawrence A. Cohen
                                           Chief Financial Officer


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                                  EXHIBIT INDEX

                                                                    Sequentially
Exhibit No.               Exhibit Description                      Numbered Page
-----------               -------------------                      -------------

2.1 Asset Purchase Agreement, dated as of July 24, 1998, by and between Capital Senior Living Properties, Inc. and NHP Retirement Housing Partners I Limited
            Partnership.

2.2         Assignment and Amendment to Asset Purchase
            Agreement, effective as of September 29, 1998, by and among NHP Retirement Housing Partners
            I Limited Partnership, Capital Senior Living
            Properties, Inc., and Capital Senior Living Properties
            2 - NHPCT, Inc.

2.3 Loan Agreement, dated as of September 30, 1998, by and between Capital Senior Living Properties 2 - NHPCT, Inc. and Lehman Brothers Holdings Inc. d/b/a Lehman Capital, a division of Lehman Brothers Holdings Inc.

99.1        Press Release, dated October 5, 1998


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